SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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 Capital Gold Corporation
(Name of Registrant as Specified in its Charter)

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CAPITAL GOLD CORPORATION
76 Beaver Street, 26th Floor
New York, NY 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 21, 2007

To the Stockholders of Capital Gold Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Capital Gold Corporation (the “Company”), a Delaware corporation, to be held at The Wigwam Golf Resort and Spa, 300 East Wigwam Boulevard, Litchfield Park, Arizona 85340, on Wednesday, February 21, 2007, at 11:00 a.m. local time, for the following purposes:

1.	To elect eight members to the Board of Directors of the Company to serve until their respective successors are elected and qualified (Proposal 1);

2.
To ratify the selection by our audit committee of Wolinetz, Lafazan & Company, P.C., independent registered public accountants, to audit the financial statements of the Company for the year ending July 31, 2007 (Proposal 2);

3.	To amend the Company’s certificate of incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 250,000,000 shares (Proposal 3);

4.	To amend the Company’s certificate of incorporation to authorize 1,000,000 shares of Preferred Stock (Proposal 4);

5.	To approve the Capital Gold Corporation 2006 Equity Incentive Plan (Proposal 5);

6.	To ratify and approve the issuance of certain outstanding options that require stockholder approval pursuant to the rules of the Toronto Stock Exchange (Proposal 6); and

7.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 29, 2006 are entitled to notice of and to vote at the meeting.

A proxy statement and proxy are enclosed. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the self addressed stamped envelope provided. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

By Order of the Board of Directors

Robert Roningen, Secretary
New York, New York
January 19, 2007

YOUR VOTE IS IMPORTANT We urge you to promptly vote your shares by completing, signing, dating and returning your proxy card in the enclosed envelope.

PROXY STATEMENT

CAPITAL GOLD CORPORATION
76 Beaver Street
26th Floor
New York, NY 10005

INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of stockholders of Capital Gold Corporation (“Capital Gold,” the “Company,” “We” or “Us”) to be held on Wednesday, February 21, 2007, and at any adjournments. The accompanying proxy is solicited by our Board of Directors and is revocable by the stockholder by notifying our Corporate Secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy are being distributed to stockholders beginning on or about January 19, 2007. Our principal executive offices are located at 76 Beaver Street, 26th Floor, New York, NY 10005, telephone (212) 344-2785.

OUTSTANDING SHARES AND VOTING RIGHTS

RECORD DATE; OUTSTANDING SHARES

Only stockholders of record at the close of business on December 29, 2006, the record date, are entitled to receive notice of, and vote at the Annual Meeting. As of the record date, the number and class of stock outstanding and entitled to vote at the meeting was 134,085,854 shares of common stock, par value $.0001 per share. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

The eight nominees receiving the highest number of votes cast by the holders of common stock represented and voting at the meeting will be elected as our directors and constitute our entire Board of directors. The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present is necessary for approval of Proposals 2, 5 and 6. The affirmative vote of at least a majority of the outstanding shares entitled to vote at the Annual Meeting at which a quorum is present is necessary for approval of Proposals 3 and 4.

REVOCABILITY OF PROXIES

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with our the corporate secretary of Capital Gold at its principal offices, 76 Beaver Street, 26th Floor, New York, NY 10005, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

Every stockholder of record is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Gifford A. Dieterle and Jeffrey W. Pritchard and each of them to represent you and vote your shares at the meeting in accordance with your instructions. Messrs. Dieterle and Pritchard and each of them may also vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournment or postponement of the meeting.

Capital Gold has borne the cost of preparing, assembling and mailing this proxy solicitation material. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, without additional compensation, personally, by telephone or by facsimile.

ADJOURNED MEETING

The chair of the meeting may adjourn the meeting from time to time to reconvene at the same or some other time, date and place. Notice need not be given of any such adjournment meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. If the time, date and place of the adjournment meeting are not announced at the meeting which the adjournment is taken, then our Secretary shall give written notice of the time, date and place of the adjournment meeting not less than ten (10) days prior to the date of the adjournment meeting. Notice of the adjournment meeting also shall be given if the meeting is adjourned in a single adjournment to a date more than 30 days after the original date fixed for the meeting or if a new record date for the adjourned meeting is fixed.

TABULATION OF VOTES

The votes will be tabulated and certified by our transfer agent.

VOTING BY STREET NAME HOLDERS

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”).

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock entitled to vote at the Annual Meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the Annual Meeting with respect to such matter.

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum. For purposes of determining the outcome of a proposal, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Broker “non-votes” will be counted as shares present for purposes of determining the presence of a quorum. However, broker “non-votes” will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Where a proposal, such as approval of the amendments to our Certificate of Incorporation, requires the vote of a majority of the shares entitled to vote rather than a majority of the votes present and voting at a meeting, the general effect of a broker “non-vote” is a vote against the proposal.

PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Each nominee to the Board of Directors will serve until the next annual meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Gifford A. Dieterle, Jack V. Everett, Roger A. Newell, Jeffrey W. Pritchard, Robert Roningen, Ian A. Shaw, John Postle and Mark T. Nesbitt. Information is furnished below with respect to all nominees.

Set forth below is the biographical information of the nominees and Director:

GIFFORD A. DIETERLE, age 74, is our President, Treasurer and Chairman of the Board of Directors. Mr. Dieterle was appointed President in September 1997 and has been an officer and Chairman since 1981. He has a M.S. in Geology obtained from New York University. From 1977 until July 1993, he was Chairman, Treasurer, and Executive Vice-President of Franklin Consolidated Mining Company. From 1965 to 1987, he was lecturer in geology at the City University of N.Y. (Hunter Division). Mr. Dieterle has been Secretary-Treasurer of South American Minerals Inc. since 1997 and a director of that company since 1996.

JACK V. EVERETT, age 85, has been our Vice President - Exploration and Director since 1995. He has been a consulting mining geologist since 1971, with expertise in all phases of exploration for base and precious metals. Following his 1947 graduation from Michigan State University, he was District Geologist for Pickands Mather & Company on the Cuyuna Iron Range, Minnesota. From 1951 to 1970, he was Chief Geologist and Exploration Manager for W.S. Moore Company, Duluth, Minnesota an iron mining company with gold and base metal sulfide holdings in the U.S. and Canada.

ROGER A. NEWELL, age 63, has been our Vice President - Development and Director since 2000. From 1974 through 1977, he was a geologist with Kennecott Copper Corporation. From 1977 through 1989, he served as Exploration Manager/Senior Geologist for the Newmont Mining Corporation and, from 1989 through 1995, was the Exploration Manager for Gold Fields Mining Company. He was Vice President Development, for Western Exploration Company from 1997 through 2000. Since 1995, he has been a senior consultant in the Minerals Advisory Group LLC, Tucson, Arizona, a company that provides technical and engineering advice to clients regarding mineral projects. He has been self-employed as a geologist since 2001. He has a M.Sc. from the Colorado School of Mines and a Ph.D. in mining and mineral exploration from Stanford University.

JEFFREY W. PRITCHARD, age 48, has been our Vice President - Investor Relations and Director since 1996, and has worked for us since 1996. He has been in the marketing/public relations field since receiving a Bachelor’s degree from the State University of New York in 1979. Jeff has served as the Director of Marketing for the New Jersey Devils (1987-1990) and as the Director of Sales for the New York Islanders (1985-1987). He also was an Executive Vice President with Long Island based Performance Network, a marketing and publishing concern from 1990 through 1995.

ROBERT RONINGEN, age 71, has been our Senior Vice President and Secretary since 2000, and a Director since 1992. He has been engaged in the practice of law as a sole practitioner and is a self-employed consultant geophysicist in Duluth, Minnesota. From 1988 to August 1993, he was an officer and director of Franklin Consolidated Mining Company, Inc. He graduated from the University of Minnesota in 1957 with a B.A. in geology and in 1962 with a degree in Law.

IAN A. SHAW, age 66, has been a member of our Board of Directors and the Board’s Audit Committee since March 2006. He has been Managing Director of Shaw & Associates since 1993. Shaw & Associates is a corporate services consulting firm specializing in corporate finance, regulatory reporting and compliance with clients that are typically public companies in the resource industry. Since April 2006, Mr. Shaw has been the Chief Financial Officer of Centenario Copper Corporation, a corporation with copper properties in Chile. From 2001 to 2003, he was Vice President of Finance and Chief Financial Officer of Defiance Mining Corporation (formerly Geomaque Explorations Inc.), a company operating gold mines in Mexico and Honduras. Mr. Shaw has over 30 years of experience in the mining industry during which time he was an officer of the following companies: Blackhawk Mining Inc., Curragh Inc. and Sherritt Gordon Mines Inc. He currently is a director or officer of the following public companies: Metallica Resources Inc., Pelangio Mines Inc. and Unor Inc. Mr. Shaw is a Chartered Accountant and received a B. Comm. from Trinity College at the University of Toronto in 1964.

JOHN POSTLE, age 65, has been a member of our Board of Directors and the Board’s Audit Committee since March 2006. He is Consulting Mining Engineer associated with Roscoe Postle Associates Inc., an entity in which he was a founding partner in 1985 and a former principal. Mr. Postle provides mining consulting services to a number of international financial institutions, corporations, utilities and law firms. He worked for Cominco Ltd (1965-1970), Falconbridge Ltd (1970-1975) and D.S. Robertson and Associates (1976-1985) at a number of open pit and underground operations in both operating and planning capacities. Mr. Postle is a Past Chairman of the Mineral Economics Committee of the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”), and was appointed a Distinguished Lecturer of the CIM in 1991. In 1997, he was awarded the CIM Robert Elver Mineral Economics Award. He is currently Chairman of a CIM Standing Committee on Ore Reserve Definitions. Mr. Postle has a B.A.Sc. Degree in Mining Engineering from the University of British Columbia in 1965 and a M.Sc. Degree in Earth Sciences from Stanford University in 1968.

MARK T. NESBITT, age 61, has been a member of our Board of Directors and the Board’s Audit Committee since March 2006. Since 1988, he has been a natural resources attorney in Denver, Colorado specializing in domestic and international mining transactions, agreements, negotiations, title due diligence, corporate and general business counsel. Mr. Nesbitt has been an Adjunct Professor at the University of Denver School of Law's since 2001, is an active member of the Rocky Mountain Mineral Law Foundation, having served as a Trustee from 1987 to 1993, and from 2003 to the present, co-chairman of the Foundation's Mining Law and Investment in Latin America, and Chairman of the same institute in 2003, and Chairman of the Foundation's first Land and Permitting Special Institute in 1994. He also has served continuously over the years on the Foundation's Special Institutes Committee, Long Range Planning Committee, and numerous other committees. Mr. Nesbitt is a member of the International, American, Colorado and Denver Bar Associations, Rocky Mountain Mineral Law Foundation, International Mining Professionals Society (Treasurer since 2000), and the Colorado Mining Association. He is also a former Director of the Colorado Mining Association and past President of the Rocky Mountain Association of Mineral Landmen. He received a B.S. degree in Geology from Washington State University in 1968 and a J.D. from Gonzaga University School of Law in 1975.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors is responsible for the management and direction of our company and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over our affairs for the benefit of our stockholders. In all actions taken by the Board, the Directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of our company. In discharging that obligation, Directors may rely on the honesty and integrity of our senior executives and our outside advisors and auditors.

The Board of Directors and the Audit Committee of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by our executive officers as reports by experts and other advisors. The Board held three meetings during the fiscal year ended July 31, 2006 in person and telephonically, and acted by unanimous written consent on 16 occasions. All directors other than Robert Roningen attended all of these meetings. Mr. Roningen attended oneof these meetings. Directors are expected to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter.

In fiscal 2006, the non-employee members of the Board of Directors did not meet in executive session, i.e. with no employee Directors or management personnel present.

Our Board of Directors has no standing nominating or compensation committees because these functions are handled by the Board of Directors. Nominees to the Board of Directors are selected by the Board of Directors based on current business and industry knowledge as well as general business knowledge.

Audit Committee and Audit Committee Expert.

The Audit Committee of our Board of Directors consists of Ian A. Shaw, Committee Chairman, John Postle and Mark T. Nesbitt. The Board of Directors has determined that all three members are independent directors as (i) defined in Rule 10A-3(b)(1)(ii) under the Securities Exchange Act of 1934 (the “Exchange Act”) and (ii) under Section 121B(2)(a) of the AMEX Company Guide (although our securities are not listed on the American Stock Exchange or any other national exchange).

Mr. Shaw serves as the financial expert as defined in Securities and Exchange Commission rules on the committee. We believe Messrs. Shaw, Postle and Nesbitt to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The principal functions of the Audit Committee are to (i) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of our consolidated financial statements, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance (ii) prepare the reports or statements as may be required by the securities laws, (iii) assist the Board in fulfilling its oversight responsibility relating to the integrity of our financial statements and financial reporting process and our system of internal accounting and financial controls, (iv) discuss the financial statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management, and (vi) review disclosures by independent accountants concerning relationships with us and the performance of our independent accountants.

The Audit Committee Charter is attached to this proxy statement as Annex A.

Audit Committee Report.

The primary responsibility of the Audit Committee (the “Committee”) is to assist the Board of Directors in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Committee to fulfill its responsibility with respect to financial matters are:

•	To appoint, evaluate, and, as the Committee may deem appropriate, terminate and replace Capital Gold’s independent registered public accountants;

•	To monitor the independence of Capital Gold’s independent registered public accountants;

•	To determine the compensation of Capital Gold’s independent registered public accountants;

•	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by Capital Gold’s independent registered public accountants;

•	To review Capital Gold’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

•	To monitor the integrity of Capital Gold’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

•	To facilitate and maintain an open avenue of communication among the Board of Directors, management and Capital Gold’s independent registered public accountants.

The Audit Committee is composed of three Directors, and the Board has determined that each of those Directors is independent as that term is (i) defined in Rule 10A-3(b)(1)(ii) under the Securities Exchange Act of 1934 (the “Exchange Act”) and (ii) under Section 121B(2)(a) of the AMEX Company Guide (although our securities are not listed on the American Stock Exchange or any other national exchange).

The Committee met one time telephonically in fiscal 2006. All committee members were present at the meeting.

In discharging its responsibilities relating to internal controls, accounting and financial reporting policies and auditing practices, the Committee discussed with Capital Gold’s independent registered public accountants, Wolinetz, Lafazan & Company, P.C., the overall scope and process for its audit. The Committee has met with Wolinetz, Lafazan & Company, P.C., with and without management present, to discuss the results of its examinations and the overall quality of Capital Gold’s financial reporting.

The Committee has discussed with Wolinetz, Lafazan & Company, P.C. its judgments about the quality, in addition to the acceptability, of the Capital Gold’s accounting principles as applied in Capital Gold’s financial reporting, as required by Statement on Auditing Standards No. 90 “Communications with Audit Committees.”

The Committee also has received a letter from Wolinetz, Lafazan & Company, P.C. that is required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Wolinetz, Lafazan & Company, P.C. their independence.

The Committee has met and held discussions with management. The Committee has reviewed and discussed with management Capital Gold’s audited consolidated financial statements as of and for the fiscal years ended July 31, 2006 and 2005.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Capital Gold’s Annual Report for the year ended July 31, 2006.

This report is respectfully submitted by the members of the Audit Committee of the Board of Directors.

Ian A. Shaw, Chairman
John Postle
Mark T. Nesbitt

Code of Ethics and Business Conduct

Our Board of Directors adopted a code of ethics and business conduct for officers, directors and employees that went into effect on October 22, 2003. This code has been presented and reviewed by each officer, director and employee. You may obtain a copy of this code by visiting our web site at www.capitalgoldcorp.com or by written request to our Office Manager at 76 Beaver Street, 26th Floor, New York, NY 10005. Our Board of Directors is required to approve any waivers of the code of ethics and business conduct for Directors or executive officers and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days.

Communication with the Board of Directors

Interested parties wishing to contact the Board of Directors of the Company may do so by writing to the following address: Board of Directors, 76 Beaver Street, 26th Floor, New York, NY 10005, Attn: Jeffrey W. Pritchard, Director and Vice President - Investor Relations. All letters received will be categorized and processed by Mr. Pritchard and then forwarded to the Company’s Board or Directors.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting of Stockholders.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Wolinetz, Lafazan & Company, P.C. (“WL”) as our independent registered public accountants for the fiscal year ending July 31, 2007 subject to ratification by the stockholders.

WL audited our financial statements for the years ended July 31, 2006 and 2005. All audit and professional services provided by WL, will be approved in advance by the Audit Committee to assure such services do not impair the auditor's independence from us. The total aggregate fees billed by WL were $135,000 and $62,000 for the fiscal years ended July 31, 2006 and 2005, respectively. The following table shows the detailed fees billed to us by WL for professional services rendered during these fiscal years.

	Amount ($)
Description of Fees	2006	2005
Audit Fees	$128,000	$55,000
Audit-Related Fees	-	-
Tax Fees	7,000	7,000
All Other Fees	-	-
Total	$135,000	$62,000

Audit Fees

Represents fees for professional services provided for the audit of our annual financial statements, services that are performed to comply with generally accepted auditing standards, and review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

Represents the fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan.

Tax Fees

This represents professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

WL was paid no other fees for professional services during the fiscal years ended July 31, 2006 and 2005.

The Board of Directors considers WL to be well qualified to serve as our independent public accountants.

Representatives of WL will be available telephonically at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote and Recommendation

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting is necessary for approval of Proposal 2.

THE BOARD OF DIRECTORS DEEMS PROPOSAL 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
INCREASING THE AUTHORIZED COMMON STOCK FROM
200,000,000 SHARES TO 250,000,000 SHARES

Our Board of Directors, subject to approval of our stockholders, authorized an amendment to our Certificate of Incorporation to increase the number of our authorized shares of common stock from 200,000,000 to 250,000,000. If this proposal is approved by our stockholders, we will file an amendment to our Certificate of Incorporation with the Delaware Secretary of State. A copy of that amendment is attached hereto as Annex B. The Board believes such action to be in our best interests for the reasons set forth below.

As of December 29, 2006, we had approximately 134,085,854 shares of common stock outstanding and approximately 43,880,727 shares reserved for future issuance under outstanding options, warrants and our 2006 Equity Incentive Plan, leaving only approximately 22,033,419 shares of common stock available for future issuances.

Our Board of Directors believes that the proposed increase in authorized common shares will benefit the Company by providing flexibility to issue common stock for a variety of business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or national securities association trading system on which our securities may be listed or quoted.

Should stockholders approve the 2006 Equity Incentive Plan, we anticipate that we will reserve up to approximately 9,000,000 of these shares for issuance under that Plan. Aside from the foregoing, we have no arrangements, understandings, agreements or commitments at this time with respect to the issuance of the new shares that would be authorized if this proposal is approved.

This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares or change the relative rights and limitations of the shares of common stock. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, any issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. In addition, our Board of Directors could issue large blocks of common stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

Required Vote and Recommendation

The affirmative vote of at least a majority of the issued and outstanding shares as of the record date eligible to vote is necessary for approval of Proposal 3.

THE BOARD OF DIRECTORS DEEMS PROPOSAL 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO AUTHORIZE 1,000,000 SHARES OF PREFERRED STOCK

Our Board of Directors, subject to approval of our stockholders, authorized an amendment to our Certificate of Incorporation to authorize 1,000,000 shares of preferred stock, $.0001 par value. If this proposal is approved by our stockholders, we will file an amendment to our Certificate of Incorporation with the Delaware Secretary of State. A copy of that amendment is attached hereto as Annex B. The Board believes such action to be in our best interests for the reasons set forth below.

The preferred stock to be authorized is commonly referred to as “blank check” preferred stock (“Blank Check Preferred”) because the preferred stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each series issued from time to time. As such, the Blank Check Preferred would be available for issuance without further action by our stockholders, except as may be required by applicable law or pursuant to the requirements of the Toronto Stock Exchange (“TSX”) or any exchange upon which our securities are then trading.

The Board of Directors believes that the creation of the Blank Check Preferred is advisable and in the best interests of us and our stockholders because it would permit the Board of Directors to issue such stock without stockholder approval and, thereby, provide us with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable us to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special stockholders’ meeting to approve a contemplated stock issuance.

We do not view this Amendment to our Certificate of Incorporation as part of any “anti-takeover” strategy and we are not advancing it as the result of any known effort by any party to accumulate additional shares of our common stock or to obtain voting control of us. However, the issuance of shares of Blank Check Preferred could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile takeover attempt, it may be possible for management and the Board to endeavor to impede the attempt by issuing shares of Blank Check Preferred, thereby diluting or impairing the voting power of the other outstanding shares of common stock or Blank Check Preferred and increasing the potential costs to acquire control of us. We may issue Blank Check Preferred without first offering them to holders of our common stock, as the holders of common stock have no preemptive rights.

The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of the common stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things,

•	restricting dividends on the common stock,

•	diluting the voting power of the common stock,

•	reducing the market price of the common stock, or

•	impairing the liquidation rights of the common stock, without further action by the stockholders.

We currently have no arrangements, understandings, agreements or commitments with respect to the issuance of the Blank Check Preferred, and we may never issue any Blank Check Preferred.

Required Vote and Recommendation

The affirmative vote of at least a majority of the issued and outstanding shares as of the record date eligible to vote is necessary for approval of Proposal 4.

THE BOARD OF DIRECTORS DEEMS PROPOSAL 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL 5

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

We are submitting the Capital Gold Corporation 2006 Equity Incentive Plan (the "Equity Incentive Plan") to the stockholders for approval at the Annual Meeting.

The Equity Incentive Plan is intended to attract and retain individuals of experience and ability, to provide incentive to our employees, consultants, and non-employee directors, to encourage employee and director proprietary interests in us, and to encourage employees to remain in our employ. The Equity Incentive Plan is conditioned upon approval by our stockholders. The purposes of obtaining stockholder approval include qualifying the Equity Incentive Plan under the Internal Revenue Code (the "Code") for the granting of incentive stock options; meeting the requirements for tax-deductibility of certain compensation items under Section 162(m) of the Code; and meeting the requirements of the TSX applicable to the Equity Incentive Plan.

The following general description of certain features of the Equity Incentive Plan is qualified in its entirety by reference to the Equity Incentive Plan, which is attached as Annex C. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Equity Incentive Plan.

The Equity Incentive Plan authorizes the grant of non-qualified and incentive stock options, stock appreciation rights and restricted stock awards (each, an “Award”). A maximum of 10,000,000 shares1 of common stock will be reserved for potential issuance pursuant to Awards under the Equity Incentive Plan, representing approximately 7.5% of the number of outstanding shares of our common stock as of the Record Date. Unless sooner terminated, the Equity Incentive Plan will continue in effect for a period of 10 years from its effective date.

1  We have only reserved 1,000,000 shares for issuance under the Plan at this time. We will increase the number of shares reserved for issuance under the Plan as more shares become available from, among other things, expired warrants or approval of an increase in our authorized shares of common stock at the Annual Meeting as set forth in Proposal 3 above.

The Equity Incentive Plan is administered by our Board of Directors or a committee thereof. The Equity Incentive Plan provides for Awards to be made to such of our employees, directors and consultants and our affiliates as the Board may select. As of the date hereof, 450,000 options have been granted under the Equity Incentive Plan to two of our officers and our Canadian counsel, representing approximately 0.3% of the number of outstanding shares of our common stock as of the Record Date. These options cannot be exercised unless and until they are approved by the TSX and our stockholders.

Stock options awarded under the Equity Incentive Plan may vest and be exercisable at such times (not later than 10 years after the date of grant) and at such exercise prices (not less than Fair Market Value at the date of grant) as the Board may determine. The Equity Incentive Plan also provides that, should the expiry date of any vested option fall on, or within nine business days immediately following a black-out period self-imposed by the Company on the holder, the term of such option will automatically be extended to a date which expires 10 business days following the end of such black-out period. Unless otherwise determined by the Board, stock options shall not be transferable except by will or by the laws of descent and distribution. The Board may provide for options to become immediately exercisable upon a "change in control," which is defined in the Equity Incentive Plan to occur in the event one or more persons acting individually or as a group:

(i)
acquires sufficient additional stock to constitute more than 50% of (A) the total Fair Market Value of all common stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors;

(ii)
acquires, in a 12-month period, 35% or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any 12-month period by directors whose appointment was not endorsed by a majority of the members of the board; or

(iii)	acquires, during a 12-month period, more than 40% of the total gross Fair Market Value of all of ours assets.

The exercise price of an option must be paid in cash. No options may be granted under the Equity Incentive Plan after the tenth anniversary of its effective date. Unless the Board determines otherwise:

(i)
the options shall provide that, in the event a Participant’s continuous service to us terminates, the options will terminate either immediately or within a specified period after continuous service terminates, depending upon the cause of such termination; and

(ii)	the options will be transferable only by will or the laws of descent and distribution.

The following limits apply to grants of Awards under this Equity Incentive Plan: (i) the maximum number of shares of common stock which may be reserved for issuance to all directors, officers and ten percent stockholders, in the aggregate, under the Equity Incentive Plan, together with any other security-based compensation arrangement, shall not, at any time, exceed 10% of the outstanding shares of common stock on a non-diluted basis; and (ii) the maximum number of shares of common stock which may be issued to all directors, officers and ten percent stockholders, in the aggregate, under the Equity Incentive Plan, together with any other security-based compensation arrangement, within any one year period, shall not exceed ten percent (10%) of the outstanding shares of common stock on a non-diluted basis.

Unless otherwise provided in an option agreement, in the event an optionholder’s continuous service terminates (other than upon the optionholder’s death, disability, retirement or as a result of a Change of Control), all options held by the optionholder shall immediately terminate; provided, however, that an option agreement may provide that if an optionholder’s continuous service is terminated for reasons other than for cause, all vested options held by such person shall continue to be exercisable until the earlier of the expiration date of such option or 180 days after the date of such termination. All such vested options not exercised within the period described in the preceding sentence shall terminate.

Stock appreciation rights (“SARS”) awarded under the Equity Incentive Plan may be granted:

(i)	in connection and simultaneously with the grant of another Award;

(ii)	with respect to a previously granted Award; or

(iii)
independent of another Award. SARS to receive in shares of common stock the excess of the Fair Market Value of common stock on the date the rights are surrendered over the Fair Market Value of common stock on the date of grant may be granted to any Employee, Director or Consultant selected by the Board.

The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a SAR that the Participant surrender for cancellation some or all of the Awards previously granted to such person under the Equity Incentive Plan or otherwise. A SAR, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award upon sale of the common stock.

Restricted stock awarded under the Equity Incentive Plan may be granted on such terms and conditions as the Board may determine. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical. Each restricted stock Award Agreement:

(i)	may be awarded in consideration for past services actually rendered, or for future services to be rendered, to us or an Affiliate for its benefit;

(ii)	may be subject to a vesting schedule to be determined by the Board, or be fully vested at the time of grant;

(iii)
shall provide that, unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s continuous service to us terminates for cause prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited; and

(iv)	unless otherwise provided for therein, shall not be transferable.

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Equity Incentive Plan based on federal income tax laws in effect as of the date of this proxy. This summary applies to the Equity Incentive Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

Under current federal laws, in general, recipients of grants of nonqualified stock options and restricted stock awards under the Equity Incentive Plan are taxed upon their actual or constructive receipt of common stock with respect to such awards or grants (i.e., upon exercise of nonqualified stock options and upon vesting of the restricted stock). Subject to Section 162(m) of the Code and certain reporting requirements, we would receive an income tax deduction with respect to the amount of ordinary income recognized by the participant. Under Sections 421 and 422 of the Code, recipients of incentive stock options are generally not taxed on their receipt of common stock upon the exercise of incentive stock options, if they hold the common stock for specified minimum holding periods; therefore, we would not receive an income tax deduction unless a participant failed to satisfy the minimum holding periods. Assuming the required holding periods are met, an incentive stock option recipient would recognize a capital gain.

The Equity Incentive Plan is also structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under our Equity Incentive Plan to covered employees. Section 162(m) of the Code generally denies an employer a deduction for compensation in excess of $1,000,000 paid to covered employees of a publicly held corporation (generally the named executive officers), unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

Participants may elect, under Section 83(b) of the Code, within 30 days of a grant of restricted stock, to recognize taxable ordinary income on the date of grant, rather than on the date of vesting. If a participant makes an election under Section 83(b), the holding period will commence on the date of grant, the participant's tax basis will equal the fair market value of the shares on the grant date (determined without regard to restrictions), and we will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant.

The Equity Incentive Plan provides the Board with the general power to amend the Equity Incentive Plan, or any portion thereof at any time in any respect without the approval of our stockholders, provided however, that the stockholders must approve any amendment which increases the fixed maximum percentage of shares of common stock issuable pursuant to the Equity Incentive Plan, reduces the exercise price of an Award held by a director, officer or ten percent stockholder or extends the term of an Award held by a director, officer or ten percent stockholder.
Accordingly, for example, the Board may amend the terms of the Equity Incentive Plan without seeking stockholder approval as follows:

(a)
amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Equity Incentive Plan or to correct or supplement any provision of the Equity Incentive Plan that is inconsistent with any other provision of the Equity Incentive Plan;

(b)
amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the TSX or any other stock exchange upon which the common stock is listed);

(c)	amendments respecting administration of the Equity Incentive Plan;
(d)	any amendment to the vesting provisions of the Equity Incentive Plan or any Award;
(e)
any amendment to the early termination provisions of the Equity Incentive Plan or any Award, whether or not such Award is held by a director, officer or ten percent stockholder, provided such amendment does not entail an extension beyond the original expiry date;

(f)
the addition of any form of financial assistance by the Company for the acquisition by all or certain categories of participants under the Equity Incentive Plan, and the subsequent amendment of any such provision which is more favorable to participants;

(g)	the addition or modification of a cashless exercise feature, payable in cash or shares, which provides for a full deduction of the number of underlying shares from the Equity Incentive Plan reserve;
(h)	amendments necessary to suspend or terminate the Equity Incentive Plan; and
(i)
any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the TSX or any other stock exchange upon which the common stock is listed).

Notwithstanding the foregoing, stockholder approval may still be necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any applicable stock exchange listing requirements. The Board may, in its sole discretion, although not required under the terms of the Equity Incentive Plan, submit any amendment to the Equity Incentive Plan for stockholder approval, including, but not limited to, amendments to the Equity Incentive Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. The Board may amend the Equity Incentive Plan in any respect it deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Equity Incentive Plan and/or Incentive Stock Options granted under it into compliance therewith. Rights under any Award granted before amendment of the Equity Incentive Plan cannot be impaired by any amendment of the Equity Incentive Plan unless the Participant consents in writing. The Board is empowered to amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing and further provided that the Board cannot amend the exercise price of an option, the Fair Market Value of an Award or extend the term of an option or Award without obtaining the approval of the stockholders if required by the rules of the TSX or any stock exchange upon which the common stock is listed.

New Benefits to Named Executive Officers and Others

As of the date of this proxy statement, the following awards have been granted under the Equity Incentive Plan: 250,000 Options to John Brownlie, our Vice President of Operations; 100,000 Options to Christopher Chipman, our Chief Financial Officer; and 100,000 Options to a legal consultant. All of these options are exercisable for a period of two years at a price of $0.36 per share. We do not contemplate granting any other Awards at this time. The Board will have sole discretion regarding Awards to be made under the Equity Incentive Plan. Therefore, we cannot determine at this time the benefits or amounts that will be received by any individual or group pursuant to the Equity Incentive Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Equity Incentive Plan had been in effect.

The last reported sales price per share of our common stock as reported by the OTC Bulletin Board on January 12, 2007, was $0.38. On January 12, 2007, the closing price of our common stock on the TSX was $0.415 CDN (approximately $0.355 USD).

Required Vote and Recommendation

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting is necessary for approval of Proposal 5.

THE BOARD OF DIRECTORS DEEMS PROPOSAL 5 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL THEREOF.

PROPOSAL 6

RATIFICATION AND APPROVAL OF THE ISSUANCE OF CERTAIN
OUTSTANDING OPTIONS THAT REQUIRE STOCKHOLDER
APPROVAL PURSUANT TO THE RULES OF THE TSX

In March 2006 our shares became listed for trading on the TSX. Between March 2006 and the date of this proxy, we have issued the following options to the following persons:

Name	No. of Options		Per Share Exercise Price	Issue Date	Expiration Date
John Brownlie*	200,000	**	$0.32	5/1/06	5/1/08**
John Brownlie*	250,000	***	$0.36	12/13/06	12/13/08
Christopher Chipman*	50,000		$0.34	3/1/06	3/1/08
Christopher Chipman*	100,000	***	$0.36	12/13/06	12/13/08
Gifford A. Dieterle*	250,000		$0.32	7/31/06	7/31/08
Jack V. Everett*	250,000		$0.32	7/31/06	7/31/08
Lonnie Kirsh	100,000	***	$0.36	12/13/06	12/13/08
Mark T. Nesbitt*	100,000		$0.33	11/30/06	11/30/08
Roger Newell*	250,000		$0.32	7/31/06	7/31/08
John Postle*	100,000		$0.33	11/30/06	11/30/08
Jeffrey W. Pritchard*	250,000		$0.32	7/31/06	7/31/08
RK Equity Advisors, LLC	200,000		$0.33	5/1/06	5/1/08
Josephine Scott	250,000		$0.32	7/31/06	7/31/08
Ian A. Shaw*	100,000		$0.33	11/30/06	11/30/08

*	One of our Executive Officers and/or Directors.

**	150,000 of these options are not exercisable until “Economic Completion” as defined in the Standard Bank Credit Agreement and, thereafter, are exercisable for a period of two years.

***	Issued pursuant to the 2006 Equity Incentive Plan.

All of these options were issued subject to approval by our stockholders and the TSX. Until such time as our stockholders and the TSX approve the options, the options are not exercisable.

Required Vote and Recommendation

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting is necessary for approval of Proposal 6.

THE BOARD OF DIRECTORS DEEMS PROPOSAL 6 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL THEREOF.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about our executive officers and key personnel:

Name	Age	Position

Gifford A. Dieterle	74	President, Treasurer & Chairman of the Board

Christopher M. Chipman	34	Chief Financial Officer

Robert Roningen	71	Senior Vice President and Secretary

Jack V. Everett	85	Vice President - Exploration

Roger A. Newell	63	Vice President - Development

Jeffrey W. Pritchard	48	Vice President - Investor Relations

John Brownlie	57	Vice President - Operations

J. Scott Hazlitt	54	Vice President - Mine Development

For biographical information about Gifford A. Dieterle, Jack V. Everett, Roger A. Newell, Jeffrey W. Pritchard and Robert Roningen, please see the discussion under the heading “Proposal 1 Election of Directors” above.

CHRISTOPHER M. CHIPMAN, Chief Financial Officer. Mr. Chipman has been our Chief Financial Officer since March 1, 2006. Since November 2000, Mr. Chipman has been a managing member of Chipman & Chipman, LLC, a consulting firm that assists public companies with the preparation of periodic reports required to be filed with the Securities and Exchange Commission and compliance with Section 404 of the Sarbanes Oxley Act of 2002. The firm also provides outsourced financial resources to clients assisting in financial reporting, forecasting and accounting services. Mr. Chipman is a CPA and, from 1996 to 1998, he was a senior accountant with the accounting firm of Grant Thornton LLP. Mr. Chipman was the Controller of Frontline Solutions, Inc., a software company (March 2000 to November 2000); a Senior Financial Analyst for GlaxoSmithKline (1998-2000); and an Audit Examiner for Wachovia Corporation (1994-1996). He received a B.A. in Economics from Ursinus College in 1994. He is a member of the American and Pennsylvania Institute of Certified Public Accountants. Mr. Chipman devotes approximately 50% of his time to our business.

JOHN BROWNLIE, Vice President - Operations, has worked for us since May 2006 and is in charge of supervising the construction, start-up and operation of the mine. Mr. Brownlie provided team management for mining projects requiring technical, administrative, political and cultural experience over his 28 year mining career. From 2000 to 2006, Mr. Brownlie was a consultant providing mining and mineral related services to various companies including SRK, Oxus Mining plc and Cemco Inc. From 1995 to 2000, he was the General Manager for the Zarafshan-Newmont Joint Venture in Uzbekistan, a one-million tonne per month heap leach plant which produced over 400,000 ounces of gold per year. From 1988 to 1995, Mr. Brownlie served as the Chief Engineer and General Manager for Monarch Resources in Venezuela, at both the El Callao Revemin Mill and La Camorra gold projects. Before that, was a resident of South Africa and associated with numerous mineral projects across Africa. He is also a mechanical engineer and fluent in Spanish.

J. SCOTT HAZLITT, Vice President - Mine Development, has been in the mining business since 1974. He has worked primarily in mine feasibility, development, and mine operations. Mr. Hazlitt was a field geologist for ARCO Syncrude Division at their CB oil Shale project in 1974 and 1975. He was a contract geologist for Pioneer Uravan and others from 1975 to 1977. He was a mine geologist for Cotter Corporation in 1978 and 1979, and was a mine geologist for ASARCO from 1979 to 1984. He served as Vice President of Exploration for Mallon Minerals from 1984 to 1988. From 1988 to 1992, Mr. Hazlitt was a project geologist and Mine Superintendent for the Lincoln development project. From 1992 to 1995, he was self-employed as a consulting mining geologist in California and Nevada. He was Mine Operations Chief Geologist for Getchell Gold from 1995 to 1999. His work experience has included precious metals, base metals, uranium, and oil shale. Mr. Hazlitt has served as mine manager at our Hopemore Mine in Leadville, Colorado starting in November 1999. Since 2001, he has focused on development of our El Chanate concessions. His highest educational degree is Master of Science from Colorado State University. He is a registered geologist in the state of California.

Key Employee

DAVID LODER has been the General Manager of our El Chanate Project since March 2005. Mr. Loder is a registered professional mining engineer with over 30 years experience in the mining industry, spending the last 15 years managing open-pit gold heap leach operations. He has been a General Manager responsible for the overall planning and start-up for open-pit gold mining operations in Sonora, Mexico and elsewhere in Latin America. From 2003 to 2004, he was general manager of the Bellavista mine owned by Glencairn Gold in Costa Rica. From 1995 to 2001, Mr. Loder was general manager of the Santa Gertrudis mine owned by Campbell Resources in Sonora, Mexico. Mr. Loder is a Registered Professional Engineer in the United States and Canada.

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid or to be paid by us or any of our subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to our Chief Executive Officer, Gifford A. Dieterle, and (ii) the only executive officers other than the CEO who was serving as an executive officer at the end of the last completed fiscal year and whose total annual salary and bonus exceeded $100,000 (collectively, the “Named Executives”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
	Annual Compensation				Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award ($)	Options SARs	LTIP Payouts ($)	All Other Compensation (i)
Gifford A. Dieterle	2006	169,000	-0-	-0-	-0-	1,500,000*	-0-	-0-
Chief Executive	2005	123,000	-0-	-0-	-0-	-0-	-0-	-0-
Officer	2004	104,000	20,000	-0-	-0-	250,000	-0-	-0-

J. Scott Hazlitt	2006	101,000	-0-	-0-	-0-	25,000	-0-	-0-
Vice President	2005	97,000	-0-	-0-	-0-	-0-	-0-	-0-
Mine Development	2004	96,000	-0-	-0-	-0-	-0-	-0-	-0-

* 250,000 shares issuable upon exercise of options, which options cannot be exercised unless and until the options have been approved by our stockholders.

The following table sets forth information with respect to the Named Executives concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
 Individual Grants

(a)	(b)	(c)	(d)		(e)
Name	Options/SARs Granted	Percent of Total Options/SARs Granted to Employee in Fiscal Year	Exercise or Base Price ($/SH)		Expiration Date
Gifford A. Dieterlie	1,250,000	22.4%	$	. 05	1/3/2007
Gifford A. Dieterlie*	250,000	4.5%	$	. 32	7/31/2008
J. Scott Hazlitt	25,000	0.4%		$.05	1/3/2007

* Shares issuable upon exercise of options, which options cannot be exercised unless and until the options have been approved by our stockholders. Such approval is being sought at this meeting.

The following table sets forth information with respect to the Named Executives concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized	Number of Unexercised Options/SARs at FY-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Option/SARs at FY-End(#) Exercisable/ Unexercisable
Gifford A. Dieterle*	200,000	44,000	1,550,000	$308,500
J. Scott Hazlitt	300,000	75,000	25,000	$7,000

* Includes 250,000 shares issuable upon exercise of options, which options cannot be exercised unless and until the options have been approved by our stockholders. Such approval is being sought at this meeting.

Employment and Change of Control Agreements

Effective July 31, 2006, we entered into employment agreements with the following executive officers: Gifford A. Dieterle, our President and Treasurer, Roger A. Newell, our Vice President of Development, Jack V. Everett, our Vice President of Exploration, and Jeffrey W. Pritchard, our Vice President of Investor Relations. On December 5, 2005, effective January 1, 2007, we entered into an employment agreement with J. Scott Hazlitt, our Vice President of Mine Development.

The agreements run for a period of three years and automatically renew for successive one-year periods unless we or the executive provides the other party with written notice of our or his intent not to renew at least 30 days prior to the expiration of the then current employment period.

Mr. Dieterle is entitled to a base annual salary of at least $180,000, Mr. Hazlitt is entitled to a base annual salary of at least $105,000 and each of the other executives is entitled to a base annual salary of at least $120,000. Each executive is entitled to a bonus or salary increase in the sole discretion of our board of directors. In addition, Messrs. Dieterle, Newell, Everett and Pritchard each received two year options to purchase an aggregate of 250,000 shares of our common stock at an exercise price of $0.32 per share (the closing price on July 31, 2006).

We have the right to terminate any executive’s employment for cause or on 30 days’ prior written notice without cause or in the event of the executive’s disability (as defined in the agreements). The agreements automatically terminate upon an executive’s death. “Cause” is defined in the agreements as (1) a failure or refusal to perform the services required under the agreement; (2) a material breach by executive of any of the terms of the agreement; or (3) executive’s conviction of a crime that either results in imprisonment or involves embezzlement, dishonesty, or activities injurious to us or our reputation. In the event that we terminate an executive’s employment without cause or due to the disability of the executive, the executive will be entitled to a lump sum severance payment equal to one month’s salary, in the case of termination for disability, and up to 12 month’s salary (depending upon years of service), in the case of termination without cause.

Each executive has the right to terminate his employment agreement on 60 days’ prior written notice or, in the event of a material breach by us of any of the terms of the agreement, upon 30 days’ prior written notice. In the event of a claim of material breach by us of the agreement, the executive must specify the breach and our failure to either (i) cure or diligently commence to cure the breach within the 30 day notice period, or (ii) dispute in good faith the existence of the material breach. In the event that an agreement terminates due to our breach, the executive is entitled to severance payments in equal monthly installments beginning in the month following the executive’s termination equal to three month’ salary plus one additional month’s salary for each year of service to us. Severance payments cannot exceed 12 month’s salary.

In conjunction with the employment agreements, our board of directors deeming it essential to the best interests of our stockholders to foster the continuous engagement of key management personnel and recognizing that, as is the case with many publicly held corporations, a change of control might occur and that such possibility, and the uncertainty and questions which it might raise among management, might result in the departure or distraction of management personnel to the detriment of our company and our stockholders, determined to reinforce and encourage the continued attention and dedication of members of our management to their engagement without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of our company, we entered into identical agreements regarding change in control with the executives. Each of the agreements regarding change in control continues through December 31, 2009 (December 31, 2010 for Mr. Hazlitt) and extends automatically to the third anniversary thereof unless we give notice to the executive prior to the date of such extension that the agreement term will not be extended. Notwithstanding the foregoing, if a change in control occurs during the term of the agreements, the term of the agreements will continue through the second anniversary of the date on which the change in control occurred. Each of the agreements entitles the executive to change of control benefits, as defined in the agreements and summarized below, upon his termination of employment with us during a potential change in control, as defined in the agreements, or after a change in control, as defined in the agreements, when his termination is caused (1) by us for any reason other than permanent disability or cause, as defined in the agreement (2) by the executive for good reason as defined in the agreements or, (3) by the executive for any reason during the 30 day period commencing on the first date which is six months after the date of the change in control. Each executive would receive a lump sum cash payment of three times his base salary and outplacement benefits. Each agreement also provides that the executive is entitled to a payment to make him whole for any federal excise tax imposed on change of control or severance payments received by him.

In May 2006, we entered into an employment agreement with John Brownlie, pursuant to which Mr. Brownlie serves as Vice President Operations. Mr. Brownlie receives a base annual salary of $150,000 and is entitled to annual bonuses. Upon his employment, he received options to purchase an aggregate of 200,000 shares of our common stock at an exercise price of $.32 per share. 50,000 options vested immediately and the balance vest upon our achieving “Economic Completion” as that term will be defined in the loan agreement with Standard Bank plc (when we have commenced mining operations and have been operating at anticipated capacity for 60 to 90 days). The term of the options is two years from the date of vesting. The agreement runs for an initial two year period and automatically renews thereafter for additional one year periods unless terminated by either party within 30 days of a renewal date. We can terminate the agreement for cause or upon 30 days notice without cause. Mr. Brownlie can terminate the agreement upon 60 days notice without cause or, if there is a breach of the agreement by us that is not timely cured, upon 30 days notice. In the event that we terminate him without cause or he terminates due to our breach, he will be entitled to certain severance payments.

Pursuant to a September 1, 2006 amended consulting agreement, Christopher Chipman is engaged as our Chief Financial Officer. Pursuant to the agreement, Mr. Chipman devotes approximately 50% of his time to our business. He receives a monthly fee of $10,000. The agreement runs for an initial one year period, and is renewable thereafter for an additional year. Mr. Chipman can terminate the Agreement on 60 days notice. In conjunction with the amended consulting agreement, we entered into a change of control agreement similar to the agreements entered into with other executive officers; except that Mr. Chipman’s agreement renews annually and his benefits are based upon one times his base annual fee.

In connection with the original engagement agreement with Mr. Chipman, in March 2006, Mr. Chipman received a two year option to purchase an aggregate of 50,000 shares of our common stock at an exercise price of $.34 per share. The option vests at the rate of 10,000 shares per month. Notwithstanding the foregoing, the options are not exercisable unless and until the issuance of the options is approved by our stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal years ended July 31, 2006 and 2005, we paid Roger Newell $63,000 and $68,000, respectively, for professional geologist and management services rendered to us, plus expenses. Mr. Newell also earned wages of $30,000 during the last three months of the fiscal year ended July 31, 2006. During the fiscal years ended July 31, 2006 and 2005, we paid Jack Everett consulting fees of $78,500 and $56,900, respectively. In addition, Mr. Everett earned wages of $10,000 during the last month of fiscal 2006. During the fiscal year ended July 31, 2006 and 2005, we paid Robert Roningen legal and consulting fees of $8,000 and $6,625, respectively.

In January 2006, we extended the following stock options through January 3, 2007, all of which are exercisable at $0.05 per share: Messrs. Dieterle -1,050,000 shares; Roningen - 500,000 shares; Pritchard - 327,727 shares; Newell - 500,000 shares; and Hazlitt - 25,000 shares. All of these options were exercised prior to their expiration date.

Upon their engagement with us, we issued 50,000 common stock purchase options to Mr. Chipman and 200,000 common stock purchase options to Mr. Brownlie (see “Employment and Change of Control Agreements” in “Executive Compensation” above). On July 31, 2006, we issued 250,000 common stock purchase options each to Messrs. Dieterle, Pritchard, Everett and Newell exercisable at $0.32 per share expiring on July 31, 2008. On November 30, 2006, we granted 100,000 common stock purchase options to each of John Postle, Ian A. Shaw and Mark T. Nesbitt, our independent directors exercisable at $0.33 per share expiring November 30, 2008. On December 13, 2006, we issued an additional 250,000 common stock purchase options to John Brownlie, our Vice President of Operations, and 100,000 common stock purchase options to Christopher Chipman, our Chief Financial Officer, exercisable at $0.36 per share expiring on December 13, 2008. None of the foregoing options can be exercised unless and until they have been approved by our stockholders. Such approval is being sought at this meeting (see “Proposal 6” above).

We utilize Caborca Industrial S.A. de C.V., a Mexican corporation 100% owned by Messrs. Dieterle and Pritchard, two of our officers and directors for mining support services. These services include but are not limited to the payment of mining salaries and related costs. Caborca Industrial bills us for these services at cost. Mining expenses charged by it amounted to approximately $122,000 and $24,000 for the year ended July 31, 2006 and 2005 and approximately $113,000 and $25,000 for the quarter ended October 31, 2006 and 2005.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

To our knowledge, during the fiscal year ended July 31, 2006, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act, except that, Robert Roningen, filed a Form 4 late for one transaction, Scott Hazlitt filed a Form 4 late for one transaction, Messrs. Shaw, Nesbitt and Postle filed their Forms 3 late, RAB Special Situations (Master) Fund Ltd filed its Form 3 late and filed a Form 4 with regard to five transactions late.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of December 29, 2006, the number and percentage of outstanding shares of common stock beneficially owned by:

•	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;
•	each of our Directors and the Named Executives; and
•	all of our officers and Directors as a group.

As of the foregoing date, there were no other persons, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of the issued and outstanding common stock.

This table is based upon information supplied by Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission, and information obtained from our directors and named executives. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock which such person has the right to acquire within 60 days of December 29, 2006. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named in the table, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, we believe, based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares common stock which they beneficially own. Unless otherwise noted, the address of each of the principal stockholders is care of us at 76 Beaver Street, 26th floor, New York, NY10005.

Name and Address	Amount & Nature
of Beneficial	of Beneficial	Approximate
Owner	Ownership	Percentage(1)(2)

Gifford A. Dieterle*	2,650,000(2)(4)	2.0%

Jack Everett*	1,010,000(3)(4)	**
534 Observatory Drive
Colorado Springs, CO 80904

Robert Roningen*	2,143,750(2)(5)	1.6%
2955 Strand Road
Duluth, MN 55804

Jeffrey W. Pritchard*	956,354(2)(4)	**

Christopher Chipman*	-0-(4)	0.0%
4014 Redwing Lane
Audubon, PA 19407

Roger A Newell*	1,477,273(2)(4)	1.1%
1781 South Larkspur Drive
Golden, CO 80401

John Brownlie*	-0-(4)	0.0%
6040 Puma Ridge
Littleton, CO 80124

Scott Hazlitt*	1,025,000	**
9428 W. Highway 50
Salida. CO 81201

Ian A. Shaw*	-0-(4)	0.0%
20 Toronto Street, 12 Floor
Toronto, Ontario M5C-2B8
Canada

John Postle*	-0-(4)	0.0%
2169 Constance Drive
Oakville Ontario
Canada L6j 5l2

Mark T. Nesbitt*	41,666(4)(6)	**
1580 Lincoln St., Ste. 700
Denver CO 80203-1501

RAB Special Situations	15,558,700 (7)	11.6%
(Master) Fund Limited
1 Adam Street
London, WC2N 6LE, UK

SPGP	20,270,000(8)	14.1%
17, Avenue Matignon
75008 Paris, France

Standard Bank PLC	15,750,000(9)	10.7%
320 Park Avenue
New York, NY 10022

All Officers and	9,304,043(2)(3)(4)(5)(6)	6.8%
Directors as a
Group (11)

*  Officer and/or Director of Capital Gold.
** Less than 1%.

(1)	Based upon 134,085,854, shares issued and outstanding as of December 29, 2006.

(2)
For Messrs. Dieterle, Roningen, Pritchard and Newell, includes, respectively, 1,300,000 shares, 250,000 shares, 622,727 shares and 750,000 shares issuable upon exercise of options and/or warrants. Subsequent to December 29, 2006, Messrs. Dieterle, Pritchard and Newell, exercised certain of these options for, respectively, for 1,050,000 shares, 372,727 shares and 500,000 shares.

(3)	Includes shares owned by Mr. Everett’s wife.

(4)
Excludes for Messrs. Dieterle, Everett, Pritchard, Chipman, Brownlie, Shaw, Postle, Nesbitt and Newell, respectively, 250,000 shares, 250,000 shares, 250,000 shares, 150,000 shares, 450,000 shares, 100,000 shares, 100,000 shares, 100,000 shares and 250,000 shares issuable upon exercise of options, which options cannot be exercised unless and until the options have been approved by our stockholders. Such approval is being sought at this meeting.

(5)	Includes shares owned by Mr. Roningen’s wife. All of the foregoing shares are pledged as collateral for payment of a bank note.

(6)	Includes shares owned by Mr. Nesbitt’s wife.

(7)
The shares are held of record by Credit Suisse First Boston LLC. We have been advised that William P. Richards is the Fund Manager for RAB Special Situations (Master) Fund Limited, with dispositive and voting power over the shares held by RAB Special Situations (Master) Fund Limited.

(8)
Includes shares issuable upon exercise of warrants to purchase an aggregate of 9,600,000 shares. We have been advised that Xavier Roulet, is a natural person with voting and investment control over shares of our common stock beneficially owned by SPGP.

(9)
Includes shares issuable upon exercise of warrants to purchase an aggregate of 13,600,000 shares. We have been advised that Standard Bank PLC’s directors and senior management are natural persons with voting and investment control over shares of our common stock beneficially owned by Standard Bank PLC.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the Company’s 2007 Annual Meeting of Stockholders must be received by the Company’s Secretary, at Capital Gold Corporation, 76 Beaver Street, 26th Floor, New York, NY 10005 no later than September 4, 2007. We anticipate that our 2007 Annual Meeting of Stockholders will be held on or about January 15, 2008.

Pursuant to our Amended and Restated By-laws, all stockholder proposals may be brought before an annual meeting of stockholders only upon timely notice thereof in writing having been given to the Secretary of the company. To be timely, a stockholder’s notice, for all stockholder proposals shall be delivered to the Secretary at our principal executive offices not less than ninety (90) nor more than one hundred twenty (120) days prior to the date of the meeting; provided, however, that in the event that the annual meeting date is publicly disclosed less than one hundred twenty (120) days prior to the date of the meeting, the stockholders’ notice, in order to be timely, must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was publicly disclosed. All such stockholders must be stockholders of record on both the date such stockholders provide notice of their proposals and on the record date for the determination of stockholders entitled to vote at such meeting. In addition, all stockholder proposals must contain all of the information required under our Amended and Restated By-laws, a copy of which is available upon written request, at no charge, from the Secretary at our New York office. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

GENERAL

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all director nominees and FOR Proposals No. 2, 3, 4, 5 and 6.

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

Annual Report on Form 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended July 31, 2006, including financial statements, is enclosed with this proxy. Exhibits and any amendments to our Form 10-KSB, as filed with the SEC, may be obtained without charge upon written request to: Corporate Secretary, Capital Gold Corporation, 76 Beaver Street, 26th Floor, New York, NY 10005. You can also get copies of our filings made with the SEC, including the Annual Report on Form 10-KSB, by visiting the SEC’s web site at www.sec.gov.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,
Robert Roningen, Secretary

New York, New York January 19, 2007

Annex A

CAPITAL GOLD CORPORATION
AUDIT COMMITTEE CHARTER

I. General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Capital Gold Corporation (the "Company") are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

•
take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II. Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must meet all applicable legal, securities regulatory and stock exchange requirements relating to composition and the qualifications of its members as may be in effect from time to time, including, without limitation, requirements relating to the independence and financial literacy of its members and not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

In this regard, each member of the Audit Committee must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; (2) . In addition, each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board immediately following each Annual Meeting of the Shareholders of the Company and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the Committee. If the Chairman of the Committee is not present at any meeting of the Committee, the Chairman of the meeting shall be chosen by the Committee from among the members present. The Chairman presiding at any meeting of the Committee shall have a casting vote in case of a deadlock. The Committee shall also appoint a Secretary who need not be a director.

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III. Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV. Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V. Responsibilities and Authority

Review of Charter

•
The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

Matters Relating to Selection, Performance and Independence of Independent Auditor

•
The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•
The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

2

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•
The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor and the fees related thereto; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if such services are deemed to be "de minimus" under applicable laws. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

•
The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditors' independence.

•
The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

•
The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•
obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditors' independence, all relationships between the independent auditor and the Company;

•
review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditors' audit staff); and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

•
In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

3

•	The Audit Committee shall review and approve the Company’s policies with respect to the potential hiring of current or former employees or partners of the current or former independent auditor.

Audited Financial Statements and Annual Audit

•
The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

•
The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-KSB, and (c) and significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee must review:

i.
Any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

ii.	Major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

iii.
Major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

iv.	The effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•
The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•
The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

4

•	This review may also include:

i.	Any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); and

ii.	Any management or internal control letter issued, or proposed to be issues, by the auditors.

•
The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•
If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

•
Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-KSB for the last fiscal year.

•
The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-B of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

Unaudited Quarterly Financial Statements

•
The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company's Quarterly Reports on Form 10-QSB, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

Earnings Press Releases

•
The Audit Committee shall review and discuss the Company's earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

5

Risk Assessment and Management

•	The Audit Committee shall discuss the process by which the Company's exposure to risk is assessed and managed by management.

•
In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

Procedures for Addressing Complaints and Concerns

•
The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

Regular Reports to the Board

•
The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI. Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A. Engagement of Advisors

•
The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers at the expense of the Company, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B. Legal and Regulatory Compliance

•
The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

6

•
The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

C. Conflicts of Interest

•
The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D. General

•
The Audit Committee may form and delegate authority to subcommittees consisting of one of more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•
In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•
The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor.

7

Annex B
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
CAPITAL GOLD CORPORATION

The above corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: At a meeting of the Board of Directors of CAPITAL GOLD CORPORATION (the "Company") duly called and noticed, resolutions were duly adopted setting forth proposed amendments to the Company's Certificate of Incorporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Company for consideration thereof. The resolutions provide for amendment to Article FOURTH of the Company's Certificate of Incorporation, which sets forth the Company's capitalization, which Article, as amended, reads as follows:

“FOURTH. (A) Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is TWO HUNDRED FIFTY ONE MILLION (251,000,000) shares, consisting of TWO HUNDRED FIFTY MILLION (250,000,000) shares of Common Stock, par value $.0001 per share (hereinafter, the “Common Stock”), and ONE MILLION (1,000,000) shares of Preferred Stock, par value $.0001 per share (hereinafter, the “Preferred Stock”). All Stock When issued shall be fully paid and non-assessable.

  (B) Common Stock Generally.

No holder of Shares of Common Stock of the Corporation shall be entitled, as such, to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or thereafter be authorized to issue. The Board of Directors of the Corporation may, however, at its discretion, by resolution determine that any unissued Shares of Common Stock of the Corporation shall be offered for subscription solely to the holders of Common Stock of the Corporation or solely to the holders of any class or classes of such stock, in such proportions based on stock ownership as said Board at its discretion may determine.

Each share of Common Stock shall be entitled to one vote at Stockholders meetings, either in person or by proxy. Cumulative voting in elections of directors and all other matters brought before stockholders meetings, whether they be annual or special, shall not be permitted.

The Board of Directors is hereby expressly granted authority to determine the classes and series of any Common Stock issued by the Corporation, each such series or class being distinctly designated, and to fix, by resolutions duly adopted prior to the issuance of any shares of a particular series or class of Common Stock, the relative rights and preferences pertaining thereto.

  (C) Preferred Stock Generally.

Preferred Stock may be issued from time to time for such consideration as determined by the Board of Directors and in one or more series, each of such series to have such terms as stated or expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shal1 not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided. All shares of any one series of the Preferred Stock shall be alike in every particular event except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

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Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof; to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, if any, of such series, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Delaware General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in the Certificate of Incorporation, as amended hereby, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, as amended hereby, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall he required for the issuance of any or all other shares of Preferred Stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of Delaware General Corporation Law.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed this __ day of _______ 2007.

By:
Gifford A. Dieterle, President

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Annex C

CAPITAL GOLD CORPORATION
2006 Equity Incentive Plan

PURPOSES.

Background. This 2006 Equity Incentive Plan was adopted on December 13, 2006 and approved by the Company’s stockholders on ________, 2007.

Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

DEFINITIONS.

“Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

“Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

“Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

“Common Stock” means the shares of the Company’s common stock par value $0.0001 and other rights with respect to such shares.

“Company” means Capital Gold Corporation, a Delaware corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services for an initial, renewable or extended period of twelve months or more and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate.

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“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee, Director or Consultant. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate shall not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

“Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

“Director” means a member of the Board of the Company.

“Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

“Dollars” or “$” means United States dollars.

“Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

If the Common Stock is listed on the Toronto Stock Exchange and is not listed on any other established stock exchange in the United States, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the Common Stock shall be the closing price on the Toronto Stock Exchange of the Common Stock on the trading day immediately prior to the day of determination converted to Dollars using the noon rate of exchange of the Federal Reserve Bank of New York on the day immediately prior to such determination; and (B) if the Common Stock is listed on the Toronto Stock Exchange and also is listed on any other established stock exchange in the United States, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market on the last market trading day prior to the day of determination, as reported by such exchange or market with the greatest volume of trading in Common Stock on the day prior to the determination date.

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In the absence of such markets, if the Common Stock is quoted on the OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the average of the closing bid price per share of the Common Stock for the three trading days ending on the last trading day prior to the day of determination, as reported by the OTC Bulletin Board.

If the Common Stock is not quoted on the OTC Bulletin Board but is reported on the “Pink Sheets” published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the Fair Market Value of the Common Stock shall be the average of the reported closing bid price per share of the Common Stock for the three trading days ending on the last trading day prior to the day of determination, as reported by the Pink Sheets (or such other organization or agency).

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

“Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

“Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

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“Plan” means this Capital Gold Corporation 2006 Equity Incentive Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

ADMINISTRATION.

Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that the Board shall not amend the exercise price of an option, the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

Delegation to Committee.

General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

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Committee Composition. A Committee shall consist solely of two or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

STOCK SUBJECT TO THE PLAN.

Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate 10,000,000 shares of Common Stock.

Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

ELIGIBILITY.

Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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 Limitations on Awards. The following limits apply to grants of Awards under this Plan: (i) the maximum number of shares of Common Stock which may be reserved for issuance to all directors, officers and Ten Percent Stockholders, in the aggregate, under this Plan, together with any other security-based compensation arrangement, shall not, at any time, exceed 10% of the outstanding shares of Common Stock on a non-diluted basis; and (ii) the maximum number of shares of Common Stock which may be issued to all directors, officers and Ten Percent Stockholders, in the aggregate, under this Plan, together with any other security-based compensation arrangement, within any one year period, shall not exceed ten percent (10%) of the outstanding shares of Common Stock on a non-diluted basis.

Consultants.

A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register a resale of the Company’s securities issued to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Board determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

OPTION PROVISIONS.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

Provisions Applicable to All Options.

Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid in cash in Dollars at the time the Option is exercised.

Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board or Committee may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

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Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or 180 days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for 12 months after the date of such Disability or death. All such vested Options not exercised within such 12-month period shall terminate.

Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of 24 months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

Provisions Applicable to Incentive Stock Options.

Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company. Should the expiry date of any vested Incentive Stock Option fall on, or within nine business days immediately following a black-out period self-imposed by the Company on the Optionholder, the term of such Incentive Stock Option will automatically be extended to a date which expires 10 business days following the end of such black-out period.

Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed $100,000. For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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Provisions Applicable to Nonqualified Stock Options.

Term. Should the expiry date of any vested Nonqualified Stock Option fall on, or within nine business days immediately following a black-out period self-imposed by the Company on the Optionholder, the term of such Nonqualified Stock Option will automatically be extended to a date which expires 10 business days following the end of such black-out period.

Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

PROVISIONS OF AWARDS OTHER THAN OPTIONS.

Restricted Stock Awards. Each restricted stock Award Agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board, or (B) be fully vested at the time of grant.

Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee, Director or Consultant selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

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AVAILABILITY OF STOCK. Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

MISCELLANEOUS.

Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

Stockholder Rights.

Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

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No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee, (ii) the service of a Consultant to the Company or an Affiliate or (iii) the service of a Director of the Company or an Affiliate.

Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

ADJUSTMENTS UPON CHANGES IN STOCK.

Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

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Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than 50% of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a 12-month period, 35% or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any 12-month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a 12-month period, more than 40% of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

AMENDMENT OF THE PLAN AND AWARDS.

Amendment of Plan. The Board at any time, and from time to time, may amend the Plan, or any portion thereof in any respect without the approval by the stockholders, provided however, that the stockholders must approve any amendment which increases the fixed maximum percentage of shares of Common Stock issuable under this Plan, reduces the exercise price of an Award held by a Director, Officer or Ten Percent Stockholder or extends the term of an Award held by a Director, Officer or Ten Percent Stockholder. Notwithstanding the foregoing, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Toronto Stock Exchange, Nasdaq, or other applicable securities exchange listing requirements.

Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

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No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

TERMINATION OR SUSPENSION OF THE PLAN.

Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

CHOICE OF LAW.

The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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CAPITAL GOLD CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
February 21, 2007

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gifford A. Dieterle and Jeffrey W. Pritchard and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at The Wigwam Golf Resort and Spa, 300 East Wigwam Boulevard, Litchfield Park, Arizona 85340, on Wednesday, February 21, 2007, at 11:00 a.m. local time and at any adjournment thereof, and to vote all of the shares of common stock of Capital Gold Corporation (the “Company”) the undersigned would be entitled to vote if personally present, upon the following matters:

Please mark box in blue or black ink.

1.	Proposal 1-Election of Directors.

Nominees: Gifford A. Dieterle, Jack V. Everett, Roger A. Newell, Jeffrey W. Pritchard, Robert Roningen, Ian A. Shaw, John Postle and Mark T. Nesbitt.

☐ For all nominees (except as marked to the contrary below)	☐ Authority Withheld as to all Nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME)

Gifford A. Dieterle	Jack V. Everett	Roger A. Newel	Jeffrey W. Pritchard

Robert Roningen	Ian A. Shaw	John Postle	Mark T. Nesbitt.

2.	Proposal 2-Ratification of the selection of Wolinetz, Lafazan & Company, P.C., as independent auditors of the Company for the year ending July 31, 2007.

☐ For	☐ Against	☐ Abstain

3.
Proposal 3 - To approve the Company’s Proposal to amend the Company’s certificate of incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 250,000,000 shares.

☐ For	☐ Against	☐ Abstain

4.	Proposal 4- To approve the Company’s Proposal to amend the Company’s certificate of incorporation to authorize 1,000,000 shares of Preferred Stock, $.0001 par value.

☐ For	☐ Against	☐ Abstain

5.	Proposal 5- To approve the Capital Gold Corporation 2006 Equity Incentive Plan.

☐ For	☐ Against	☐ Abstain

6.	Proposal 6- To ratify and approve the issuance of certain outstanding options that require stockholder approval pursuant to the rules of the Toronto Stock Exchange.

☐ For	☐ Against	☐ Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF GIFFORD A. DIETERLE, JACK V. EVERETT, ROGER A. NEWELL, JEFFREY W. PRITCHARD, ROBERT RONINGEN, IAN A. SHAW, JOHN POSTLE AND MARK T. NESBITT AS DIRECTORS, “FOR” ALL OF THE OTHER PROPOSALS AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated:

Signature
(Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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